Financial Instruments	12 Months Ended
Dec. 31, 2012
Financial Instruments
4.	Financial Instruments

a)	Fair Value Measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

Cash and cash equivalents and restricted cash – The fair value of the Partnership’s cash and cash equivalents and restricted cash approximates its carrying amounts reported in the consolidated balance sheets.

Interest and cross currency swap agreements – The fair value of the Partnership’s derivative instruments is the estimated amount that the Partnership would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates and the current credit worthiness of both the Partnership and the derivative counterparties. The estimated amount is the present value of future cash flows. The Partnership transacts all of its derivative instruments through investment-grade rated financial institutions at the time of the transaction and requires no collateral from these institutions. Given the current volatility in the credit markets, it is reasonably possible that the amount recorded as a derivative liability could vary by a material amount in the near term.

Other derivative – The Partnership’s other derivative agreement is between Teekay Corporation and the Partnership and relates to hire payments under the time-charter contract for the Suezmax tanker Toledo Spirit (see Note 12e). The fair value of this derivative agreement is the estimated amount that the Partnership would receive or pay to terminate the agreement at the reporting date, based on the present value of the Partnership’s projection of future spot market tanker rates, which have been derived from current spot market tanker rates and long-term historical average rates. As projections of future spot rates are specific to the Partnership, these are considered Level 3 inputs for the purposes of estimating the fair value.

Long-term debt – The fair values of the Partnership’s fixed-rate and variable-rate long-term debt is either based on quoted market prices or estimated using discounted cash flow analyses based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Partnership.

The Partnership categorizes the fair value estimates by a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1. Observable inputs such as quoted prices in active markets;

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Partnership’s financial instruments that are not accounted for at a fair value on a recurring basis.

			December 31, 2012		December 31, 2011
	Fair Value Hierarchy Level		Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $

Recurring:
Cash and cash equivalents and restricted cash	Level 1		642,166	642,166	589,261	589,261
Derivative instruments (note 13)
Interest rate swap agreements – assets	Level 2		165,687	165,687	159,603	159,603
Interest rate swap agreements – liabilities	Level 2		(304,220)	(304,220)	(304,066)	(304,066)
Cross currency swap agreement	Level 2		(2,623)	(2,623)	—	—
Other derivative	Level 3		1,100	1,100	(600)	(600)
Other:
Advances to joint venture partner (note 8)		(1)	14,004	(1)	10,200	(1)
Long-term debt – public (note 10)	Level 1		(125,791)	(129,439)	—	—
Long-term debt – non-public (note 10)	Level 2		(1,287,562)	(1,170,788)	(1,315,231)	(1,191,117)

(1)	The advances from the Teekay Tangguh Joint Venture to the joint venture partner together with the joint venture partner’s equity investment in the Teekay Tangguh Joint Venture form the net aggregate carrying value of the joint venture partner’s interest in the Teekay Tangguh Joint Venture in these consolidated financial statements. The fair value of the individual components of such aggregate interest is not determinable.

Changes in fair value during the years ended December 31, 2012 and 2011 for the Partnership’s other derivative liability, the Toledo Spirit time-charter derivative, that is measured at fair value on a recurring basis using significant unobservable inputs (Level 3), are as follows:

	Year Ended December 31,
	2012	2011
	$	$

Fair value at beginning of period	(600)	(10,000)
Realized and unrealized gains included in earnings	2,607	9,307
Settlements	(907)	93

Fair value at end of period	1,100	(600)

In order to reduce the variability of its revenue, the Partnership entered into an agreement with Teekay Corporation under which Teekay Corporation pays the Partnership any amounts payable to the charterer of the Toledo Spirit as a result of spot rates being below the fixed rate, and the Partnership pays Teekay Corporation any amounts payable to the Partnership by the charterer of the Toledo Spirit as a result of spot rates being in excess of the fixed rate. The estimated fair value of this other derivative is based in part upon the Partnership’s projection of future spot market tanker rates, which has been derived from current spot market tanker rates and long-term historical average rates as well as an estimated discount rate. The estimated fair value of this other derivative as of December 31, 2012 is based upon an average daily tanker rate of $29,139 (December 31, 2011 – $29,498) over the remaining duration of the charter contract and a discount rate of 8.82% (December 31, 2011 – 8.68%). In developing and evaluating this estimate, the Partnership considers the current tanker market fundamentals as well as the short and long-term outlook. A higher or lower average daily tanker rate would result in a higher or lower fair value liability or a lower or higher fair value asset. A higher or lower discount rate would result in a lower or higher fair value asset or liability.

No other assets or liabilities were carried at fair value at December 31, 2012 or December 31, 2011, except for the impairment of three vessel asset groups at December 31, 2012, which were written down to an aggregate estimated fair value of $0.8 million. The estimated fair value was based on a discounted cash flow approach, which is Level 3 in the fair value hierarchy (see Note 20).

b)	Financing Receivables

The following table contains a summary of the Partnership’s loan receivables and other financing receivables by type of borrower and the method by which the Partnership monitors the credit quality of its financing receivables on a quarterly basis:

Class of Financing Receivable	Credit Quality Indicator	Grade	December 31, 2012 $	December 31, 2011 $
Direct financing leases	Payment activity	Performing	403,386	409,541
Other receivables
Long-term receivable included in other assets	Payment activity	Performing	1,704	786
Advances to joint venture included in investment in and advances to joint ventures	Payment activity	Performing	—	830
Advances to joint venture partner (note 8)	Other internal metrics	Performing	14,004	10,200

			419,094	421,357